2004 Annual Meeting of Shareholders September 9, 2004 TALX Corporation A Leader in Payroll/HR Outsourcing

Safe Harbor Statement Statements expressing the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, anticipated revenue and earnings in fiscal 2005 and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risks detailed in the company's 2004 Form 10-K under the caption "Risk Factors" in "Part 1, Item 1 - Business," and those described in other documents and reports we file from time to time with the Securities and Exchange Commission, press releases and other communications. These risks include, but are not limited to (1) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services and our dependence on third party providers to do so; (2) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as residential mortgage activity and employment trends; (3) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability could be significantly harmed if those requirements were relaxed or eliminated; (4) risks associated with our ability to prevent breaches of confidentiality as we perform large-scale processing of verifications; (5) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (6) risks associated with changes in economic conditions or unemployment compensation laws; (7) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (8) risks associated with future challenges regarding applicability of the Fair Credit Reporting Act or any new privacy legislation or interpretation of existing laws; and (9) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change.

A Leader in Payroll/HR Outsourcing TALX is a leading Business Process Outsourcer (BPO) bringing clients significant savings by replacing manual, paper-based Payroll/HR methods with electronic-based outsourced services. Business Model Standard services and processes Contractual and transaction-driven revenues Recurring and predictable revenue stream TALX Clients 2/3 of the Fortune 500 7,000 in total

Investment Highlights Market Leadership in Two Payroll and Human Resources areas Employment and Income Verification Unemployment Cost Management Diversified Client Base (no one client > 5% of revenue) Expectations for our Business Model Revenue growth EPS growth (continuing operations) Strong gross and operating margins Strong operating cash flow

Revenue and Earnings Per Share Growth (Continuing Operations) 2002 2003 2004 2005 (E) Revenue (millions) $35.4 $115.9 $124.4 $148 - 152 EPS excluding non- operating charge $0.32 $0.79 $0.88 $1.07-1.10* EPS including non- operating charge $0.32 $0.79 $0.88 $0.86-0.89 Operating Margin 14.8% 16.8% 17.1% Fiscal Years Ended March 31st, * Excludes $0.21 non-operating charge related to SEC settlement. EPS including SEC charge: $0.86 to $0.89 Add-back SEC charge: $0.21 $0.21 EPS excluding SEC charge: $1.07 to $1.10

TALX

Transforming Payroll/HR Processes


ePayroll
Electronic Paystub
Payroll Cards
HireXpress
Candidate Screening
FasTime
Automated Announcements
Electronic Time Entry & Reporting
HR/Payroll System
PeopleSoft
Hewitt/Exult
Ceridian
SAP
Convergys
Custom
Lawson
ADP
Fidelity
UCeXpress
UC Claims Management
Employment Tax Credits
UC Tax Planning
THE WORK NUMBER
Employment & Income Verifications
W-2 eXpress
W-2 Issue/Reissue
W-2c Processing



Copyright © 2004 TALX Corporaton

Services and Market Share

In-house Versus Outsourced Payroll Percentage of Companies - By Employer Size 56% 50% 78% 87% 13% 22% 50% 43% Less than 250 250 - 999 1,000 - 9,999 10,000 - plus In-house Outsourced Source: William Blair & Company, 2003 Payroll Manager Survey Number of employees TALX addressable market

Market Share Leadership Verification of Employment & Income 97.7 million record database from 1,000 employers at June 2004 Verifiers include mortgage lenders, pre-employment screeners, consumer finance and social service agencies Unemployment Tax & Cost Management Manages unemployment claims using payroll data for 6,000 clients Reduces unemployment taxes for our clients June The Work Number 14417 Other 744 UCeXpress 20900 TALX Revenue Mix Quarter Ended June 2004 UC eXpress The Work Number Other 2%

Penetration of TALX Services into U.S. Employment Market 55% 49% 16% 15% 2% < 1% -- -- -- -- Market Penetration US Employment Market Source: US Census bureau and TALX estimates 31 million EEs 930 firms 7 million EEs 934 firms 36 million EEs 101,000 firms 20 million EEs 518,000 firms 21 million EEs 5 million firms 70% 56% 40% 41% 10% 3% < 1% < 1% -- -- The Work Number EEs Firms UC eXpress EEs Firms Direct sales Direct sales Strategic Alliances Strategic Alliances Strategic Alliances Market Approach Firm Size By Number of Employees > 10,000 EEs 5,000 - 9,999 100 - 4,999 20-99 < 20 EEs

The Work Number Suite of Services 40% of TALX revenue (June 2004 Quarter) America's leading employment & income verification service automated service paid by the transaction Database of payroll records increased to 97.7 million employee records at June 30, 2004 W-2 Services Initial Print & Distribution Reissue & Correction Paperless Pay Paystub Review Direct Deposit Maintenance Electronic Time-Entry & Reporting Automated Announcements Candidate Screening

The Work Number Services Employment and Income Verification Benefits employers, employees, and verifiers Reduces the cost for verifications Improves service to employees Enables employees to control salary release Expedites verifications - available 24/7 Reduces liability High gross margin business. For June 2004 quarter: Gross margin = 71% 95% of transactions completed over the web

Other Outsourcers The Work Number Not Outsourced East 2.1 24.4 28.5 The Work Number Verification Market Position Leading Share / Room for Growth Leading Share Room for Growth Estimated market for employers with > 3,500 employees Source: TALX marketplace analysis (June 2004)

The Work Number Services Employment Records History (in millions) 3/1/1999 3/1/2000 3/1/2001 3/1/2002 3/1/2003 3/1/2004 6/1/2004 Records on Database 18.3 30.298 43.036 60.706 76.396 90.076 97.72 Revenue 9 12.328 19.149 27.184 35.934 46.608 Records under Contract 25.831 36.09 51.889 70.179 81.977 97.179 102.592

The Work Number Revenue Mix Transaction Revenue as a Percentage of Total TWN Revenue 1QFY03 2QFY03 3QFY03 4QFY03 1QFY04 2QFY04 3QFY04 4QFY04 1QFY05 Pre-employment 0.35 0.33 0.27 0.19 0.2 0.21 0.22 0.17 0.18 Consumer finance 0.12 0.14 0.16 0.16 0.15 0.16 0.16 0.17 0.16 Social services 0.06 0.05 0.05 0.05 0.06 0.07 0.1 0.08 0.13 Other verifications 0.04 0.04 0.03 0.03 0.05 0.05 0.05 0.04 0.05 Mortgage 0.3 0.35 0.38 0.33 0.41 0.4 0.34 0.29 0.35 Other Work Number services 0.13 0.09 0.11 0.24 0.13 0.11 0.13 0.25 0.13

Mortgage index Records Revenue 3/31/1999 100 100 100 4/2/1999 100 100 100 4/9/1999 98.2 100 100 4/16/1999 106.9 100 100 4/23/1999 102.9 100 100 4/30/1999 106.6 100 100 5/7/1999 103.8 100 100 5/14/1999 93.1 100 100 5/21/1999 96.6 100 100 5/28/1999 96.6 100 100 6/4/1999 74.9 100 100 6/11/1999 95.8 100 100 6/18/1999 85.8 100 100 6/25/1999 85.2 100 100 7/2/1999 87.4 102.7 107.2 7/9/1999 60.7 102.7 107.2 7/16/1999 76.1 102.7 107.2 7/23/1999 73.7 102.7 107.2 7/30/1999 78.1 102.7 107.2 8/6/1999 74.5 106.6 107.2 8/13/1999 72 106.6 107.2 8/20/1999 70.7 106.6 107.2 8/27/1999 73.9 106.6 107.2 9/3/1999 63.7 117.8 107.2 9/10/1999 54.1 117.8 107.2 9/17/1999 64.8 117.8 107.2 9/24/1999 63 117.8 107.2 10/1/1999 69.4 124.9 119.5 10/8/1999 64.5 124.9 119.5 10/15/1999 60.1 124.9 119.5 10/22/1999 61.9 124.9 119.5 10/29/1999 66.6 124.9 119.5 11/5/1999 64.8 129.1 119.5 11/12/1999 61.6 129.1 119.5 11/19/1999 70.6 129.1 119.5 11/26/1999 44.3 129.1 119.5 12/3/1999 58.4 136 119.5 12/10/1999 56.5 136 119.5 12/17/1999 54.2 136 119.5 12/24/1999 39.1 136 119.5 12/31/1999 36.8 136 119.5 1/7/2000 51.5 139.1 141.4 1/14/2000 61.1 139.1 141.4 1/21/2000 57.6 139.1 141.4 1/28/2000 67.7 139.1 141.4 2/4/2000 75.8 140.7 141.4 2/11/2000 69.3 140.7 141.4 2/18/2000 68.4 140.7 141.4 2/25/2000 66.3 140.7 141.4 3/3/2000 78.4 151.9 141.4 3/10/2000 77.5 151.9 141.4 3/17/2000 77.5 151.9 141.4 3/24/2000 82.8 151.9 141.4 3/31/2000 76.7 151.9 141.4 4/7/2000 82.6 153.9 156.9 4/14/2000 78.9 153.9 156.9 4/21/2000 79.3 153.9 156.9 4/28/2000 78.7 153.9 156.9 5/5/2000 68.3 159.5 156.9 5/12/2000 65.2 159.5 156.9 5/19/2000 70.5 159.5 156.9 5/26/2000 64.6 159.5 156.9 6/2/2000 59.9 168.9 156.9 6/9/2000 56.3 168.9 156.9 6/16/2000 56.8 168.9 156.9 6/23/2000 56.6 168.9 156.9 6/30/2000 59 168.9 156.9 7/7/2000 55.2 173.5 172.1 7/14/2000 61.3 173.5 172.1 7/21/2000 58.1 173.5 172.1 7/28/2000 56.8 173.5 172.1 8/4/2000 60.4 180 172.1 8/11/2000 59.4 180 172.1 8/18/2000 55.9 180 172.1 8/25/2000 56.9 180 172.1 9/1/2000 58.5 185.2 172.1 9/8/2000 62.4 185.2 172.1 9/15/2000 61.2 185.2 172.1 9/22/2000 59.8 185.2 172.1 9/29/2000 62.2 185.2 172.1 10/6/2000 59.6 190.2 176 10/13/2000 61.5 190.2 176 10/20/2000 62 190.2 176 10/27/2000 64.7 190.2 176 11/3/2000 65.5 195.3 176 11/10/2000 69.1 195.3 176 11/17/2000 63.7 195.3 176 11/24/2000 63 195.3 176 12/1/2000 69.5 198.8 176 12/8/2000 73.6 198.8 176 12/15/2000 67.6 198.8 176 12/22/2000 64.3 198.8 176 12/29/2000 54.3 198.8 176 1/5/2001 87.4 202.8 220.1 1/12/2001 126.4 202.8 220.1 1/19/2001 108.2 202.8 220.1 1/26/2001 99.3 202.8 220.1 2/2/2001 117.9 205.6 220.1 2/9/2001 113.6 205.6 220.1 The Work Number Services TWN Revenue Compared to Mortgage Index and Records Source: Mortgage Bankers Assn.

UC eXpress Services 58% of TALX revenue (June 2004 Quarter) Manages unemployment claims using payroll data for 6,000 clients Hearings and Appeals Activity Reports for Client Multi-State Requirements Reduces our clients' unemployment taxes Analyze merger, acquisitions and reorganizations Verify benefit charges Review rates Review claim losses More than 80% of revenue paid under multi-year or annual contracts #1 Market Share Leader

Unemployment Tax & Cost Management Apply TALX advanced systems, methods and best-in-class service to manage/reduce our clients' unemployment costs Benefits to clients Eliminates internal administration costs Reverses erroneous benefit charges Uncovers inaccurate tax rates Establishes effective tax planning strategies

UC eXpress Market Position Leading Share / Room for Growth Payroll Processors TALX Employers Unity Jon Jay Others Not Outsourced East 53 88 11 6 25 113 Room for Growth Leading Share Total market is estimated to be $350 million Source: TALX marketplace analysis (June 2004)

UC eXpress Contract Expirations Excludes Sheakley Contracts FY2003 FY2004 FY2005 FY2006 FY2007 FY2008 Beyond East 56 0 0 0 0 0 0 FY2005 FY2006 FY2007 FY2008 FY2009 Beyond East 23 14 8 2 10 4 At Acquisition (March 2002) As of August 2004 Focus on multi-year contracts lessens the potential impact of cancellations in any one year. Revenue

Growth Strategy

Add Records to The Work Number Database Cross-Sell Services Acquisitions Growth Strategy

Growth Strategy - Payroll Data As of June 30, 2004 Over 115 million employment records from payroll Nearly 98 million available for employment/income verification 7,000 Clients 2/3 of the Fortune 500 More TWN Hits More Revenue More Data Better Claims Response Better Service More Data More Services More Client Loyalty More Data

Cross-Selling Success Sample: Top 170 Clients Fiscal 2002 Fiscal 2003 Fiscal 2004 Q1 FY2005 One Service 112 78 61 60 Two Services 47 63 68 66 Three Services 7 22 27 30 Four Services 3 5 12 11 Five Services 0 1 1 2 Since Fiscal 2002: 91% Increase in clients with more than one TALX service

Growth Strategy - Acquisitions Completed four acquisitions during fiscal 2002 - 2004 Three unemployment cost management companies - UCeXpress Electronic time entry and reporting company - FasTime Fully integrated Profitable Strong management Acquisition-minded for fiscal 2005 Sheakley businesses acquired in the first quarter Unemployment cost management business Employment verification business Candidate screening business - HireXpress Criteria Accretive to EPS Provide records for The Work Number database Same or complementary services Strong management

Financial Highlights

Revenue Growth 2001 2002 2003 2004 2005 - Guidance Revenue 30.1 35.4 115.9 124.4 150 Acquired two businesses in March 2002 which constitute the UC eXpress business and account for $74 million of revenue increase in FY 2003 All amounts are from continuing operations and exclude impact of HRBAS business, sold in April 2003

Margins The Work Number margins continue to expand All amounts are from continuing operations and exclude impact of HRBAS business, sold in April 2003 (1) Acquired two businesses in March 2002 which constitute the UC eXpress business. Lower margins in these businesses brought overall TALX gross margin down in Fiscal 2003. (2) First quarter is historically our lowest margin quarter. Q1 Fiscal 2005 increased 50 basis points from Q1 Fiscal 2004. FY2001 FY2002 FY2003 (1) FY2004 FYTD05Q1 Gross margin 0.56 0.611 0.548 0.572 0.569 FY2001 FY2002 FY2003 FY2004 FYTD05Q1 The Work Number 0.677 0.657 0.658 0.701 0.709 UC eXpress 0.486 0.484 0.467 FY2001 FY2002 FY2003 FY2004 FYTD05Q1 (2) Operating margin 0.125 0.148 0.168 0.171 0.161

Earnings from continuing operations (in millions) excluding non-operating charge and cumulative effect of accounting change FY2001 FY 2002 FY 2003 FY 2004 FY 2005 - guidance 0.23 0.32 0.79 0.88 1.085 FY2001 FY 2002 FY 2003 FY 2004 2.6 4.3 11.2 12.5 Diluted earnings per share from continuing operations excluding non-operating charge and cumulative effect of accounting change Earnings Growth * Excludes $0.21 non-operating charge related to SEC settlement. EPS including SEC charge: $0.86 to $0.89 Add-back SEC charge: $0.21 $0.21 EPS excluding SEC charge: $1.07 to $1.10

Cash and Cash Flow (in millions) FISCAL 2004 Annual FISCAL 2005 1st Qtr As of Period End: As of Period End: Cash and investments $ 10.0 $ 7.3 Debt 50.0 47.5 Sources and Uses of Cash During Period Sources and Uses of Cash During Period Cash from operations 21.6 3.2 Debt repayment 10.8 2.5 Capital expenditures 6.4 2.4 Stock repurchase 1.8 0.0 Dividends paid 2.4 0.7 Acquisition costs 1.7 39.9

Financial Highlights for the first quarter of fiscal 2005

Earnings Highlights Quarter Ended June 2004 Revenues of $36.1 million 20% growth over prior year's $30.1 million The Work Number services - 32% growth Unemployment Cost Management - 15% growth Gross profit increased 22% to $20.5 million from $16.8 million last year Gross margin improved 130 basis points to 56.9% from 55.6% last year UC eXpress TWN HRBAS Software and Maintenance 58 40 0 2

Earnings Highlights - continued Quarter Ended June 2004 SG&A expenses increased to 40.8% of revenues from 40.0% last year Operating margin increased to 16.1% of revenues from 15.6% last year Earnings from continuing operations Including $3.0 million, or $0.21 per share, non-operating charge $0.2 million, or $0.01 per diluted share Excluding $3.0 million, or $0.21 per share, non-operating charge $3.2 million*, or $0.22* per diluted share 16% EPS improvement over the same period last year * Reconciliation: Earnings EPS Earnings and EPS including SEC charge: $0.2 MM $0.01 Add-back SEC charge: $3.0 MM $0.21 Earnings and EPS excluding SEC charge: $3.2 MM $0.22

Cash Flow Highlights Quarter Ended June 2004 Cash flow from operating activities $3.2 million compared to $3.0 million last year Uses of cash Acquisition - $39.9 million funded with debt previously classified as restricted cash Debt repayment - $2.5 million Capital expenditures (PP&E and Cap SW) - $2.4 million Dividend payments - $0.7 million

Financial Position Highlights June 30, 2004 Cash and investments - $7.3 million $10.0 million at March 31, 2004 Debt - $47.5 million $50.0 million at March 31, 2004 $2.5 million repaid during the quarter Basic days sales outstanding in accounts receivable - 45 days Compared to 42 days at March 31, 2004 Treasury stock 244,000 shares remain in the treasury at June 30, 2004 at an average price of $13.11 per share

Increasing Shareholder Value Stock Repurchase Program Repurchased more than 1 million shares during past four fiscal years Additional 694,000 shares authorized under repurchase program Dividend Program Quarterly dividends since September 2000 Increased quarterly dividends: 33% in fiscal 2003, 25% in fiscal 2004, and Today our Board of Directors authorized a 20% increase Our new quarterly dividend is $0.06 per quarter, or $0.24 per year

Fiscal 2005 Financial Guidance Quarter ending September 2004 Total revenues $35 million to $37 million Diluted earnings per share (from continuing operations) $0.23 to $0.26 Fiscal year ending March 2005 Total revenues $148 million to $152 million Diluted earnings per share (from continuing operations) Unchanged except for impact of non-operating charge $0.86 to $0.89 (including $0.21 non-operating charge) $1.07 to $1.10 (excluding $0.21 non-operating charge)

Clients of TALX Services (Partial Client Listing) (Partial Client Listing) (Partial Client Listing) (Partial Client Listing) (Partial Client Listing)

2004 Annual Meeting of Shareholders September 9, 2004 TALX Corporation A Leader in Payroll/HR Outsourcing